                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event  February 16, 1998

      The Money Store Residential Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-II

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/ Minnesota Inc.
                         The Money Store/ Kentucky Inc.
                           The Money Store/ D.C. Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New Jersey                  333-20817-16                Applied For

    State or other                (Commission                (IRS Employer
    jurisdiction of               File Number)                 ID Number)
    incorporation)

                   2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------------------------------------
                    (Address of principal executive officer)

      Registrant's Telephone Number,
      including area code:                                   (908) 686-2000

                                       n/a
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Item 5 Other Events

            Attached herein as Annex A is a copy of the Monthly Statement sent to Class Certificate holders with respect to the February 16, 1998 Remittance Date.

      Item 7 Financial Statements and Exhibits

            The quarterly financial statement for the period ended September 30, 1996 for M is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities a Commission on November 14, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                                --------------------------------
                                                Harry Puglisi
                                                Treasurer

      Dated: February 28, 1998

                                   Schedule A

                               List of Originators

                            Residential Trust 1997-II

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                           The Money Store/ Kentucky I
                           The Money Store Home Equity
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-II FOR THE FEBRUARY 11, 1998 DETERMINATION DATE.

1. AGGREGATE AMOUNT RECEIVED                                      $ 2,601,290.87

   LESS: SERVICE FEE                                                   24,986.61
         CONTINGENCY FEE                                               24,986.61
         OTHER SERVICER FEES (Late Charges / Escrow)                    2,351.95
         UNREIMBURSED MONTHLY ADVANCES                                      0.00
                                                                  --------------

                                                                       52,325.17
   PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                       114,521.18
         PRE-FUNDING ACCOUNT TRANSFER                                       0.00
         CAPITALIZED INTEREST ACCOUNT TRANSFER                              0.00
                                                                  --------------

                                                                      114,521.18
   AMOUNT WITHDRAWN FROM THE CERTIFICATE
   ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                  0.00

                                                                  --------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                               2,663,486.88
                                                                  ==============

2. (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                   49,105,066.85

   (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                   17,885,000.00

   (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                   12,315,000.00

   (D) ORIGINAL CLASS A-4 PRINCIPAL BALANCE
                                                                   16,693,000.00

   (E) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                   13,837,000.00

   (F) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                   13,837,000.00

   (G) ORIGINAL CLASS B PRINCIPAL BALANCE
                                                                    9,789,000.00

3. PRINCIPAL DISTRIBUTION AMOUNTS :
   CLASS A-1                                                        1,864,174.94
   CLASS A-2                                                                0.00
   CLASS A-3                                                                0.00
   CLASS A-4                                                                0.00
   CLASS M-1                                                                0.00
   CLASS M-2                                                                0.00
   CLASS B                                                                  0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT :                             1,864,174.94


                                                            Series Resid 1997-II

4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                    0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                        0.00
        CLASS M REALIZED LOSS AMOUNT                                        0.00
        CLASS B REALIZED LOSS AMOUNT                                        0.00
        AGGREGATE REALIZED LOSS AMOUNT                                      0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                          7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                            549,695.41
    # OF LOANS                                                                86

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                    128,445.85

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                    535,011.84

9.  AMOUNT OF INTEREST RECEIVED                                     1,384,623.62

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)                       114,521.18

    (B) AMOUNT OF COMPENSATING INTEREST                                   465.30

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                          0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                   272,123.91
     (B) PRINCIPAL DISTRIBUTION AMOUNT                1,864,174.94
     (C) CARRY FORWARD AMOUNT                                 0.00
     (D) MONTHLY ADVANCE                                      0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                              2,136,298.85

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                    99,559.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
     (C) CARRY FORWARD AMOUNT                                 0.00
     (D) MONTHLY ADVANCE                                      0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                 99,559.83

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                    70,246.81
     (B) PRINCIPAL DISTRIBUTION AMOUNT                        0.00
     (C) CARRY FORWARD AMOUNT                                 0.00
     (D) MONTHLY ADVANCE                                      0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                 70,246.81


                                                            Series Resid 1997-II

  CLASS A-4 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                     102,731.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL CLASS A-4 REMITTANCE AMOUNT                                 102,731.50

  CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                     544,662.06
    (B) PRINCIPAL DISTRIBUTION AMOUNT                  1,864,174.94
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL CLASS A REMITTANCE AMOUNT                                 2,408,837.00

  CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                      87,807.30
    (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                                  87,807.30

  CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                      90,055.81
    (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                                  90,055.81

  CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                     177,863.10
    (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                   177,863.10

  CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                      70,113.71
    (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                    70,113.71

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                     792,638.88
    (B) PRINCIPAL DISTRIBUTION AMOUNT                  1,864,174.94
    (C) CARRY FORWARD AMOUNT                                   0.00
    (D) MONTHLY ADVANCE                                        0.00

    TOTAL REMITTANCE AMOUNT                                         2,656,813.82

14. (A) REIMBURSABLE AMOUNT (I-22)                                          0.00
    (B) GP REMITTANCE AMOUNT PAYABLE                                        0.00

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         47,240,891.91


                                                            Series Resid 1997-II

(B) CLASS A-2 PRINCIPAL BALANCE AFTER
    DISTRIBUTION TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                             17,885,000.00

(C) CLASS A-3 PRINCIPAL BALANCE AFTER
    DISTRIBUTION TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                             12,315,000.00

(D) CLASS A-4 PRINCIPAL BALANCE AFTER
    DISTRIBUTION TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                             16,693,000.00

(D) CLASS M-1 PRINCIPAL BALANCE AFTER
    DISTRIBUTION TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                             13,837,000.00

(E) CLASS M-2 PRINCIPAL BALANCE AFTER
    DISTRIBUTIONS TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                             13,837,000.00

(F) CLASS B PRINCIPAL BALANCE AFTER
    DISTRIBUTIONS TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                              9,789,000.00

(G) TOTAL POOL PRINCIPAL BALANCE AFTER
    DISTRIBUTION TO BE MADE ON THE
    REMITTANCE DATE AND AFTER ALLOCATION
    OF REALIZED LOSSES                                            131,596,891.91

16. TRIGGER EVENT CALCULATION                                  TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

 (1) (i)  EXCEEDS 50% OF (ii)
     (i)  SIXTY-DAY DELINQUENCY RATIO                     0.52%
     (ii) CLASS A CREDIT ENHANCEMENT
          PERCENTAGE                                     28.52%  1.81%      NO

 (2) BOTH (A) AND (B) OCCUR

     (A) EITHER (X) OR (Y) OCCUR
         (X) THE WEIGHTED AVERAGE FIVE-MONTH
             SIXTY-DAY DELINQUENCY RATIO
             EXCEEDS 9%    OR                             0.00%
         (Y) THE CUMULATIVE REALIZED LOSSES
             EXCEEDS $28,500,000                           0.00  NO

     (B) EITHER (X) OR (Y) OCCUR
         (X) THE WEIGHTED AVERAGE FIVE-MONTH
             SIXTY-DAY DELINQUENCY RATIO
             EXCEEDS 15%   OR                             0.00%
         (Y) THE CUMULATIVE REALIZED LOSSES
             EXCEED $9,500,000                             0.00  NO        NO

 (3) (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL
            BALANCES                             123,672,066.85
        (ii) PRINCIPAL BALANCE AS OF THE END
             OF THE SECOND PRECEDING DUE PERIOD  134,308,688.13  92.08%    YES

        IF EITHER (1), (2) OR (3) = "YES", THEN                           ------
        THE TRIGGER EVENT IS ON EFFECT                                     YES
                                                                          ======


                                                            Series Resid 1997-II

17. CUMULATIVE REALIZED LOSSES                                              0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION
    AMOUNT EXCEEDS THE CLASS DISTRIBUTION AMOUNT                            0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                       24,986.61

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                     24,986.61

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT - TRUSTEE                                               6,673.05

    (D) FHA PREMIUM ACCOUNT                                             1,182.98

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

      (A) SECTION 5.04(b)                                                   0.00
      (B) SECTION 5.04(c)                                                   0.00
      (C) SECTION 5.04(d)(ii)                                               0.00
      (D) SECTION 5.04(e)                                                   0.00
      (E) SECTION 5.04(f)(i)                                           49,973.22

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE            47,240,891.91      0.93280333
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE           50,644,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE            17,885,000.00      1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE           17,885,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE            12,315,000.00      1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE           12,315,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE            16,693,000.00      1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE           16,693,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE            13,837,000.00      1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE           13,837,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE            13,837,000.00      1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE           13,837,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE             9,789,000.00      1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE            9,789,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                131,596,891.91      0.97479179
    ORIGINAL POOL PRINCIPAL BALANCE               135,000,000.00


                                                            Series Resid 1997-II

22. (A) WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE                                          13.841%

    (B) ADJUSTED MORTGAGE INTEREST
        RATE OF THE MORTGAGE LOANS                             15.391%

    (C) WEIGHTED AVERAGE CLASS A-1,
        CLASS A-2, CLASS A-3, CLASS
        A-4, CLASS M-1, CLASS M-2 AND
        CLASS B ADJUSTED MORTGAGE LOAN
        REMITTANCE RATE                                         6.366%

    (D) WEIGHTED AVERAGE MORTGAGE           ------------------------------------
        INTEREST RATE FOR                     11/30/97        12/31/97  01/31/98
                                            ------------------------------------
                                               13.700%         13.841%   13.841%

23. (A) SENIOR PERCENTAGE                                     100.00%

    (B) CLASS B PERCENTAGE                                      0.00%

24. (A) SPREAD AMOUNT                                    2,711,796.22

    (B) SPECIFIED SUBORDINATED AMOUNT                    7,425,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                     0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                     0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                     0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                      0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                      0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                      0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE
    CURRENT REMITTANCE DATE                                651,021.84

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA
        PREMIUM ACCOUNT FOR THE DUE PERIOD                   1,182.98
    (B) AMOUNT REIMBURSABLE TO THE SERVICER
        AND/OR THE CERTIFICATE INSURER FROM
        THE FHA ACCOUNT PURSUANT TO
        6.06(b)(i)                                               0.00

28. AMOUNT OF FHA PAYMENTS AND RELATED
    PAYMENTS RECEIVED DURING THE MONTH                           0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD               13,500,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                           0.00

31. CLAIMS PAID DURING THE PERIOD                                0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                       0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE
    DUE PERIOD                                                   0.00

34. OTHER INFORMATION                                             N/A


                                                            Series Resid 1997-II

                                    EXHIBIT O
                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

RESIDENTIAL  OUTSTANDING      #
TRUST        DOLLARS          ACCOUNTS  RANGES               AMOUNT    NO   PCT

1997-II      $133,095,535.03     7,229  1 TO 29 DAYS     9,144,526.35  539  6.87%
                                        30 TO 59 DAYS      758,159.74   64  0.57%
                                        60 TO 89 DAYS      553,057.45   30  0.42%
                                        90 AND OVER        134,412.11   15  0.10%

                                        FORECLOSURE              0.00    0  0.00%
                                        REO PROPERTY             0.00    0  0.00%

                                        TOTALS         $10,590,155.65  648  7.96%
                                                       ==========================


                                                            Series Resid 1997-II

RESIDENTIAL TRUST 1997-II

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4
--------------------------------------------------------------------------------

(ii)                        969.61       1,000.00       1,000.00        1,000.00

(vi)                         10.85           0.00           0.00            0.00

(vii)                         2.54           0.00           0.00            0.00

(viii)                       10.56           0.00           0.00            0.00

(xiii) (a)                    5.37           5.57           5.70            6.15
       (b)                   36.81           0.00           0.00            0.00
       (c)                    0.00           0.00           0.00            0.00
       (d)                    0.00           0.00           0.00            0.00

(xv)                        932.80       1,000.00       1,000.00        1,000.00

(xxxv)                        0.00           0.00           0.00            0.00

SUBCLAUSE                CLASS M-1      CLASS M-2        CLASS B
---------------------------------------------------------------------------

(ii)                      1,000.00       1,000.00       1,000.00

(vi)                          0.00           0.00           0.00

(vii)                         0.00           0.00           0.00

(viii)                        0.00           0.00           0.00

(xiii)    (a)                 6.35           6.51           7.16
          (b)                 0.00           0.00           0.00
          (c)                 0.00           0.00           0.00
          (d)                 0.00           0.00           0.00

(xv)                      1,000.00       1,000.00       1,000.00

(xxxv)                        0.00           0.00           0.00


                                                            Series Resid 1997-II